                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       6

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      13

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      14
                         FINANCIAL STATEMENTS      22
                NOTES TO FINANCIAL STATEMENTS      29
               REPORT OF INDEPENDENT AUDITORS      35

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      36
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      37

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2001

Dear Shareholder,

As the events of September 11, 2001, continue to reverberate throughout the nation, each of us at Van Kampen Investments recognizes that this tragedy has touched your life in a profound way. For all of us in the financial services industry, the World Trade Center was the workplace for many of our clients, colleagues, partners, family and friends. On behalf of Van Kampen, we extend our deepest sympathies to those who lost family or friends as a result of these events. Additionally, we thank all of the individuals who have demonstrated inspiring courage and heroism during the rescue efforts.

We recognize this has been a difficult time. As your investment partner, Van Kampen stands ready to assist you and your advisor. As always, our Shareholder Services teams also are available to provide you with account and transaction information; call (800) 341-2911. Van Kampen's transfer agents--which maintain our shareholder records and are located in Kansas City, Missouri and Canton, Massachusetts--had no impact to their operations. Operating out of offices around the country, our portfolio managers are actively managing the assets that you have entrusted to us.

This report examines how your fund's portfolio managers invested your assets during this period. It includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, and charts and graphs summarizing the broader market and economic trends.

As always, we encourage you to remain in close contact with your financial advisor. Your financial advisor can help you assess your individual situation and structure a portfolio designed to address your financial goals.

We are grateful for your continued trust in Van Kampen. And again, we extend our most heartfelt sympathies to those touched by the events of September 11.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED ITS MONTHS-LONG SLIDE IN AUGUST 2001 AS SIGNS OF OVERALL WEAKNESS PERSISTED. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A PALTRY 0.2 PERCENT ON AN ANNUALIZED BASIS FOR THE SECOND QUARTER OF 2001.

WHILE BUSINESS ACTIVITY--SUCH AS SPENDING CUTS AND INVENTORY
REDUCTIONS--DETRACTED FROM ECONOMIC GROWTH, CONSUMER SPENDING BOLSTERED IT. REGARDLESS, THE ECONOMY'S SLUGGISH PERFORMANCE THROUGHOUT THE SECOND QUARTER WAS THE SLOWEST IN EIGHT YEARS.

CONSUMER SPENDING AND EMPLOYMENT
AGAINST THIS BACKDROP OF STAGNATING GROWTH, AND A STREAM OF CORPORATE LAYOFFS, CONSUMER CONFIDENCE SLIPPED IN AUGUST. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, WAS MORE RESTRAINED THAN RECENT MONTHS. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, CLIMBED TO 4.9 PERCENT IN AUGUST.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON AUGUST 21--THE SEVENTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND AUGUST 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.5 PERCENT. (NOTE: ON SEPTEMBER 17, 2001, IN THE WAKE OF THE SEPTEMBER 11 TERRORIST ATTACKS, THE FED CUT INTEREST RATES BY 0.50 PERCENT. THIS WAS THE EIGHTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION WAS HELD AT BAY DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.7 PERCENT IN THE 12 MONTHS ENDED AUGUST 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1999--June 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.70
Sep 00                                                                           1.30
Dec 00                                                                           1.90
Mar 01                                                                           1.30
Jun 01                                                                           0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 1999--August 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 99                                                                      5.25                               2.3
                                                                            5.25                               2.6
                                                                            5.25                               2.6
Nov 99                                                                       5.5                               2.6
                                                                             5.5                               2.7
                                                                             5.5                               2.7
Feb 00                                                                      5.75                               3.2
                                                                               6                               3.8
                                                                               6                               3.1
May 00                                                                       6.5                               3.2
                                                                             6.5                               3.7
                                                                             6.5                               3.7
Aug 00                                                                       6.5                               3.4
                                                                             6.5                               3.5
                                                                             6.5                               3.4
Nov 00                                                                       6.5                               3.4
                                                                             6.5                               3.4
                                                                             5.5                               3.7
Feb 01                                                                       5.5                               3.5
                                                                               5                               2.9
                                                                             4.5                               3.3
May 01                                                                         4                               3.6
                                                                            3.75                               3.2
                                                                            3.75                               2.7
Aug 01                                                                       3.5                               2.7

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of August 31, 2001)

                              A SHARES   B SHARES   C SHARES   D SHARES
-----------------------------------------------------------------------
One-year total return based
on NAV(1)                      -51.22%    -51.60%    -51.60%        N/A
-----------------------------------------------------------------------
One-year total return(2)       -54.02%    -53.52%    -51.98%        N/A
-----------------------------------------------------------------------
Five-year average annual
total return(2)                 14.90%     15.20%     15.40%        N/A
-----------------------------------------------------------------------
Ten-year average annual
total return(2)                 17.07%        N/A        N/A        N/A
-----------------------------------------------------------------------
Life-of-Fund average annual
total return(2)                 16.99%     17.46%(3)   15.86%   -45.03%(4)
-----------------------------------------------------------------------
Commencement date             10/02/70   04/20/92   07/06/93   10/17/00
-----------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and Class B and Class C is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Class D Shares commenced operations on 10/17/00. Class D Shares are available for purchase exclusively by investors of tax-exempt retirement plans (Profit Sharing, 401(K), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley DW, Inc. ("Morgan Stanley") or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries. Class D Shares are offered without any sales charges on purchases or sales and does not include combined 12b-1 fees and service fees. This return represents cumulative total return from commencement to 8/31/01.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial adviser.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(August 31, 1991--August 31, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                      RUSSELL 1000(R)
                                                             STANDARD & POOR'S        Growth Index is
                                                            MIDCAP 400 INDEX IS          generally
                                                               AN UNMANAGED        representative of the    Russell 2000(R) Index
                                                              MARKET-WEIGHTED      U.S. market for large-   measures the general
                                      EMERGING GROWTH      INDEX OF 400 DOMESTIC   CAPITALIZATION GROWTH    PERFORMANCE OF SMALL-
                                            FUND             MID-CAP STOCKS.*             STOCKS.*              CAP STOCKS.*
                                      ---------------      ---------------------   ----------------------   ---------------------
8/91                                       9427.00               10000.00                 10000.00                10000.00
                                           9497.00                9968.00                  9826.00                10078.00
12/91                                     11060.00               11192.00                 11100.00                10654.00
                                          10786.00               11136.00                 10552.00                11473.00
                                           9686.00               10790.00                 10435.00                10690.00
                                          10238.00               11209.00                 10895.00                10996.00
12/92                                     12135.00               12526.00                 11655.00                12638.00
                                          12757.00               12937.00                 11557.00                13178.00
                                          13765.00               13238.00                 11378.00                13465.00
                                          15072.00               13903.00                 11546.00                14643.00
12/93                                     15038.00               14273.00                 11993.00                15027.00
                                          14287.00               13731.00                 11464.00                14628.00
                                          13229.00               13230.00                 11347.00                14058.00
                                          14107.00               14126.00                 12220.00                15034.00
12/94                                     13967.00               13762.00                 12311.00                14753.00
                                          15114.00               14888.00                 13484.00                15433.00
                                          16996.00               16187.00                 14810.00                16866.00
                                          19542.00               17767.00                 16154.00                18532.00
12/95                                     20199.00               18021.00                 16890.00                18934.00
                                          21577.00               19130.00                 17796.00                19900.00
                                          23764.00               19681.00                 18929.00                20895.00
                                          24810.00               20254.00                 19611.00                20968.00
12/96                                     23818.00               21481.00                 20795.00                22057.00
                                          21834.00               21162.00                 20906.00                20916.00
                                          25988.00               24272.00                 24860.00                24307.00
                                          30675.00               28174.00                 26729.00                27924.00
12/97                                     26900.00               28409.00                 27134.00                26989.00
                                          33499.00               31538.00                 31246.00                29704.00
                                          35239.00               30862.00                 32653.00                28319.00
                                          30717.00               26398.00                 29696.00                22614.00
12/98                                     38936.00               33840.00                 37637.00                26302.00
                                          44657.00               31681.00                 40029.00                24876.00
                                          47162.00               36168.00                 41570.00                28744.00
                                          49167.00               33129.00                 40045.00                26927.00
12/99                                     79320.00               38822.00                 50111.00                31893.00
                                          99775.00               43748.00                 53683.00                34151.00
                                          88199.00               42305.00                 52231.00                32860.00
                                          94173.00               47445.00                 49419.00                33226.00
12/00                                     70307.00               45619.00                 38873.00                30930.00
                                          53858.00               40704.00                 30749.00                28920.00
                                          54774.00               46060.00                 33337.00                33051.00
8/01                                      48357.00               43890.00                 29845.00                30279.00

This chart compares your fund's performance to that of the Russell 1000 (R) Growth Index, the Russell 2000 (R) Index and the S&P Midcap 400 Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

Based upon the fund's asset composition, the fund believes the Russell 1000 (R) Growth Index is a more appropriate broad-based benchmark for the fund than the Russell 2000 (R) Index or the Standard & Poor's Midcap 400 Index. Neither the Russell 2000 (R) Index or Standard & Poor's Midcap 400 Index will be shown in future annual reports.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger

                                                 PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--August 31, 2001)


1.   LOWE'S                      2.6%
     Owns and operates home improvement
     stores throughout
     the United States.

2.   CONCORD EFS                 1.8%
     Manufactures credit-card processing
     equipment and automatic teller
     machines.

3.   UNITEDHEALTH GROUP          1.7%
     Offers health-care plans and services
     throughout the United States.

4.   BEST BUY                    1.5%
     Sells home office products, consumer
     electronics, entertainment software,
     and appliances.

5.   FOREST LABORATORIES         1.4%
     Develops and manufactures
     pharmaceutical products.

6.   CARDINAL HEALTH             1.4%
     Provides products and services to
     health-care suppliers and
     manufacturers.

7.   JOHNSON & JOHNSON           1.4%
     Manufactures health care
     products, including Band-Aid,
     Tylenol and Motrin brands.

8.   GENZYME                     1.4%
     Develops products and provides
     services for the biotechnology and
     health-care industries.

9.   TENET HEALTHCARE            1.4%
     Owns and operates hospitals in
     the United States and Spain.

10.  HCA HEALTHCARE              1.4%
     Operates hospitals and related
     health-care facilities in the United
     States, Switzerland, and the United
     Kingdom.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--August 31, 2001)

 [BAR GRAPH]

                                                                            AUGUST 31, 2001
                                                                            ---------------
Pharmaceuticals                                                                   8.2
Semiconductors                                                                    7.6
Banks                                                                             5.5
Health-Care Facilities                                                            4.5
Biotechnology                                                                     4.5


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EMERGING GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN FOR THE 12 MONTHS ENDED AUGUST 31, 2001. THE TEAM IS LED BY GARY LEWIS, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE PORTFOLIO SINCE INCEPTION AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY SENIOR PORTFOLIO MANAGERS JANET LUBY, DAVID WALKER, DUDLEY BRICKHOUSE, AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

The portfolio manager commentary in this shareholder report focuses on the period ended August 31, 2001. The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Note: Richard F. Powers, III, President and CEO of Van Kampen Asset Management Inc., provides additional words to shareholders on page 1 of this report.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET ENVIRONMENT DURING THE PERIOD, AND HOW DID THE FUND PERFORM?

A   Economic growth remained
anemic. The Federal Reserve Board's series of interest-rate cuts, which have historically helped spur growth in the economy, had yet to take hold. For most of the reporting period, consumers remained surprisingly untouched by the sharp downturn in the economy and the markets. However, by the end of the period, we began to see indications that the consumer was losing resilience: consumer confidence reported a larger-than-expected decline, unemployment continued to rise, high-end home sales fell, and consumer-loan defaults increased.

    Without any clear signals that the economy was improving, the stock market was turbulent. Growth stocks suffered in particular. Corporate earnings warnings were prevalent and capital spending budgets were slashed. Growth stocks experienced tremendous valuation compression--in other words, dramatic drops in stock prices--as the market discounted the worsening economic and fundamental outlook.

    In addition, the Securities and Exchange Commission's Regulation Fair Disclosure (Reg FD) policy, which was implemented in October 2000, significantly reduced the amount of information that companies had historically given to analysts and shareholders. Reg FD effectively cut off information to investors when they needed to hear it most. As a result, on the first hint of bad news, investors were more inclined to sell first and ask questions later.

    The stock market lacked leadership and discernible trends. Sectors that performed well one week or one month often performed poorly the next week or month. Without any clear sense of recovery, investors traded on rumors or news and disregarded fundamentals. These short-term rallies did not buoy the market upward but instead triggered market volatility.

    Against this backdrop, the fund returned -51.22 percent for the 12 months ended August 31, 2001. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    By comparison, the Russell 1000(R) Growth Index returned -45.32 percent. The Russell 1000(R) Growth Index is generally representative of the U.S. market for large-capitalization growth stocks. The index is an unmanaged statistical composite, and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHY DID THE FUND NOT PERFORM
    AS WELL AS IT HAD IN THE PAST?

A   The current market conditions
have been challenging for our investment style, and the fund's performance reflects that challenge. In January 2001, the Fed surprised the market with a 50 basis point (0.50 percent) reduction in the Federal Funds Rate. Although this rate cut sparked a short-term rally, economically sensitive--or cyclical--stocks posted the strongest performance. Value stocks also performed strongly. (Value stocks are stocks that are perceived to have low prices relative to the underlying company's worth.)

    Facing that headwind, our style of investing turned dramatically out of favor with the market. We seek stocks with rising earnings expectations and rising valuations. In the current environment, it was nearly impossible to find companies exhibiting both of these characteristics. Investor skepticism, brought on by a slowing economy, remained high. Investors shunned high-growth stocks, fearing potential downward surprise.

    We base our investment decisions on fundamentals, but few investors have taken that approach in the current climate. Trying to anticipate a bottom, investors rapidly rotated among sectors. In contrast, rather than try to haphazardly guess, we look for evidence of a bottom in the stocks' fundamentals.

    Although the period was one of the most frustrating and disappointing we have experienced, we do not change our investment style to follow what is popular in the short term. Our stock-selection process is time tested, and we do not consider this relatively short period of weak performance indicative of the fund's long-term potential.

Q   WHAT WAS YOUR STRATEGY
    FOR MANAGING THE FUND DURING THIS PERIOD?

A   Our investment discipline
remained the same: we look to invest in stocks with rising earnings expectations and rising valuations. However, during particularly difficult economic and market conditions, most stocks typically experience diminished earnings as well as declining valuations. These conditions prevailed during the period, and therefore we favored those companies whose valuations were falling the least.

    Because of the added risk brought on by the recent economic downturn, we have looked to both increase the number of portfolio holdings and increase diversification among different areas of the market. Notably, we reduced the fund's weighting in technology stocks, which continued to deteriorate. We also increased the fund's weighting in the retail and health care sectors. We found some retail stocks to be attractive for most of the period, given the relatively unshaken consumer confidence at the time and potential consumer spending spurred by the tax rebate. Health care stocks benefited from a favorable industry environment, including improved pricing power and increased admissions.

Q   WHICH STOCKS CONTRIBUTED TO
    THE FUND'S PERFORMANCE?

A   The fund benefited from strong
performance in several different market segments. The launch of Sony Playstation 2 and the anticipation of the upcoming Microsoft X-box gaming console helped stimulate investor interest in video-game developer Electronic Arts. Relatively strong consumer spending boosted retailer Barnes and Noble and online auction service eBay. International Game Technologies (IGT), which manufactures slot machines, also benefited from consumer resilience. Furthermore, building of new casinos and refurbishing of older casinos contributed to IGT's solid performance. Andrx, a generic drug delivery company, was well positioned to participate in the recent significant growth of the generic drug industry. Defense contractor General Dynamics benefited from increased spending by the U.S. government. Apollo Group, a for-profit adult-education company, also performed well during the period. Apollo owns the University of Phoenix, which is the largest private university in the United States.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHICH STOCKS HURT PERFORMANCE?

A   The fund's worst-performing stocks
were from the technology sector. A heavy weighting in this sector at the beginning of the period hurt performance, and we trimmed the technology weighting throughout the period. The optical networking industry was hit hard by investors seeking to punish technology stocks. Corporate spending on networking significantly declined, which put severe downward pressure on the fund's positions in Corning, Juniper Networks, JDS Uniphase, and Nortel Networks. Software company Siebel Systems declined along with the rest of the software industry late in the period. In data storage, EMC's lofty valuations left it particularly vulnerable to bad news. As demand for storage products fell, EMC was forced to discount prices, which hurt profit margins.

Q   SHAREHOLDERS IN THE FUND
    RECEIVED A SUPPLEMENT DATED MARCH 14, 2001, TO THE PROSPECTUS DATED DECEMBER 29, 2000. IN THE SUPPLEMENT, YOU BROADENED YOUR DEFINITION OF "EMERGING GROWTH COMPANIES." WHAT DOES THIS MEAN?

A   We expanded the definition
because we believe that companies of any size can demonstrate the hallmarks that we associate with the term "emerging growth." For example, in our opinion, a larger, more established company might offer emerging-growth potential, due to a variety of factors, including accelerating or above-average expected earnings-growth rates; new products, services, or markets; new or rejuvenated management; extended product cycles or acquisitions. Of course, the objective and the day-to-day management of the fund remain unchanged. Our team continues to be led by Gary Lewis, and we continue to favor stocks that offer rising earnings expectations and rising valuations.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MONTHS AHEAD?

A   A sustained recovery in high-
growth stocks probably will not occur until investors gain more confidence that companies will once again be able to hit or exceed earnings expectations. The Fed has demonstrated its willingness to stimulate the economy, and the stock market has historically performed well following aggressive interest-rate cuts.

    We remain cautious and diligent for an economic turn, but we don't want to speculate on when that turn might happen. We are long-term investors and encourage shareholders to also keep a long-term perspective. We are confident in our investment strategy and believe that discipline is the best way to achieve long-term results.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

EARNINGS EXPECTATIONS: Reflects a company's anticipated profits, as forecasted by market analysts and/or company officials. These forecasts may drive stock prices because companies tend to increase in value as their profits rise.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
COMMON STOCKS  89.8%
AEROSPACE & DEFENSE  1.4%
General Dynamics Corp. ...................................    675,000   $    53,298,000
Lockheed Martin Corp. ....................................  2,500,000        99,650,000
                                                                        ---------------
                                                                            152,948,000
                                                                        ---------------
AIRLINES  0.8%
Southwest Airlines Co. ...................................  5,250,000        93,922,500
                                                                        ---------------

ALUMINUM  0.5%
Alcoa, Inc. ..............................................  1,500,000        57,180,000
                                                                        ---------------

APPAREL RETAIL  0.3%
TJX Co., Inc. ............................................  1,000,000        35,100,000
                                                                        ---------------

APPLICATION SOFTWARE  3.5%
Citrix Systems, Inc. (a)..................................  3,000,000        98,850,000
Electronic Arts, Inc. (a).................................  2,000,000       115,420,000
PeopleSoft, Inc. (a)......................................  3,500,000       120,680,000
VeriSign, Inc. (a)........................................  1,500,000        61,575,000
                                                                        ---------------
                                                                            396,525,000
                                                                        ---------------
AUTO PARTS & EQUIPMENT  0.4%
Johnson Controls, Inc. ...................................    500,000        36,625,000
Magna International, Inc., Class A (Canada)...............    200,000        12,220,000
                                                                        ---------------
                                                                             48,845,000
                                                                        ---------------
AUTOMOBILE MANUFACTURERS  0.4%
General Motors Corp. .....................................    750,000        41,062,500
                                                                        ---------------

BANKS  4.9%
Astoria Financial Corp. ..................................    450,000        26,550,000
Bank of America Corp. ....................................  2,000,000       123,000,000
Dime Bancorp, Inc. .......................................  1,000,000        38,600,000
Fifth Third Bancorp.......................................  1,500,000        87,450,000
New York Community Bancorp, Inc. .........................    400,000        14,852,000
North Fork Bancorporation, Inc. ..........................    700,000        20,860,000
SouthTrust Corp. .........................................  2,000,000        48,720,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
BANKS (CONTINUED)
U.S. Bancorp..............................................  2,500,000   $    60,600,000
Washington Mutual, Inc. ..................................  3,500,000       131,040,000
                                                                        ---------------
                                                                            551,672,000
                                                                        ---------------
BIOTECHNOLOGY  4.1%
Enzon, Inc. (a)...........................................    750,000        47,880,000
Genzyme Corp. (a).........................................  2,500,000       141,600,000
Gilead Sciences, Inc. (a).................................  1,500,000        91,065,000
IDEC Pharmaceuticals Corp. (a)............................  1,500,000        88,905,000
Invitrogen Corp. (a)......................................    400,000        27,212,000
MedImmune, Inc. (a).......................................  1,500,000        60,225,000
                                                                        ---------------
                                                                            456,887,000
                                                                        ---------------
BROADCASTING & CABLE TV  0.6%
USA Networks, Inc. (a)....................................  3,000,000        69,480,000
                                                                        ---------------

BUILDING PRODUCTS  0.1%
American Standard Co., Inc. (a)...........................    200,000        13,970,000
                                                                        ---------------

CASINO & GAMING  0.5%
International Game Technology (a).........................  1,000,000        53,520,000
                                                                        ---------------

COMPUTERS & ELECTRONIC RETAIL  1.3%
Best Buy Co., Inc. (a)....................................  2,500,000       147,450,000
                                                                        ---------------

CONSTRUCTION & FARM MACHINERY  0.2%
Caterpillar, Inc. ........................................    500,000        25,000,000
                                                                        ---------------

CONSUMER FINANCE  1.5%
AmeriCredit Corp. (a).....................................    750,000        34,620,000
Household International, Inc. ............................  1,000,000        59,100,000
MBNA Corp. ...............................................  2,250,000        78,210,000
                                                                        ---------------
                                                                            171,930,000
                                                                        ---------------
DATA PROCESSING SERVICES  2.0%
BISYS Group, Inc. (a).....................................    350,000        20,265,000
First Data Corp. .........................................  2,000,000       131,700,000
Fiserv, Inc. (a)..........................................    500,000        27,085,000
Sabre Holdings Corp., Class A (a).........................  1,000,000        42,180,000
                                                                        ---------------
                                                                            221,230,000
                                                                        ---------------
DEPARTMENT STORES  0.9%
J.C. Penney Co., Inc. ....................................  1,354,400        32,505,600
Kohl's Corp. (a)..........................................  1,250,000        69,375,000
                                                                        ---------------
                                                                            101,880,600
                                                                        ---------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
DIVERSIFIED COMMERCIAL SERVICES  3.7%
Apollo Group, Inc., Class A (a)...........................  1,000,000   $    39,370,000
Cendant Corp. (a).........................................  7,000,000       133,490,000
Concord EFS, Inc. (a).....................................  3,500,000       183,645,000
H&R Block, Inc. ..........................................  1,500,000        58,365,000
                                                                        ---------------
                                                                            414,870,000
                                                                        ---------------
DIVERSIFIED FINANCIAL SERVICES  2.0%
Fannie Mae................................................    750,000        57,157,500
Freddie Mac...............................................  1,000,000        62,880,000
USA Education, Inc. ......................................  1,250,000        99,012,500
                                                                        ---------------
                                                                            219,050,000
                                                                        ---------------
ELECTRIC UTILITIES  0.9%
Calpine Corp. (a).........................................  3,000,000        99,060,000
                                                                        ---------------

ELECTRICAL COMPONENTS & EQUIPMENT  0.3%
Celestica, Inc. (Canada) (a)..............................  1,000,000        36,400,000
                                                                        ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.5%
Intersil Corp., Class A (a)...............................  1,000,000        37,530,000
Semtech Corp. (a).........................................    500,000        18,665,000
                                                                        ---------------
                                                                             56,195,000
                                                                        ---------------
ENVIRONMENTAL SERVICES  0.8%
Waste Management, Inc. ...................................  3,000,000        92,790,000
                                                                        ---------------

FOOD DISTRIBUTORS  0.5%
SYSCO Corp. ..............................................  2,000,000        56,040,000
                                                                        ---------------

FOOD RETAIL  0.2%
Whole Foods Market, Inc. (a)..............................    500,000        17,595,000
                                                                        ---------------

FOOTWEAR  0.7%
NIKE, Inc., Class B.......................................  1,250,000        62,500,000
Reebok International Ltd. (a).............................    750,000        20,167,500
                                                                        ---------------
                                                                             82,667,500
                                                                        ---------------
FOREST PRODUCTS  0.3%
Georgia-Pacific Group.....................................  1,000,000        36,540,000
                                                                        ---------------

GAS UTILITIES  0.4%
Kinder Morgan, Inc. ......................................    750,000        41,700,000
                                                                        ---------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
GENERAL MERCHANDISE STORES  2.8%
BJ's Wholesale Club, Inc. (a).............................  1,000,000   $    49,000,000
Costco Wholesale Corp. (a)................................  2,500,000        93,525,000
Ross Stores, Inc. ........................................    500,000        14,650,000
Target Corp. .............................................  2,500,000        86,625,000
Wal-Mart Stores, Inc. ....................................  1,500,000        72,075,000
                                                                        ---------------
                                                                            315,875,000
                                                                        ---------------
HEALTH CARE DISTRIBUTORS & SERVICES  3.0%
AmerisourceBergen Corp. (a)...............................    750,000        48,330,000
Cardinal Health, Inc. ....................................  2,000,000       145,880,000
Express Scripts, Inc., Class A (a)........................  1,250,000        66,900,000
McKesson Corp. ...........................................  2,000,000        78,500,000
                                                                        ---------------
                                                                            339,610,000
                                                                        ---------------
HEALTH CARE EQUIPMENT  2.6%
Baxter International, Inc. ...............................  2,500,000       129,000,000
Biomet, Inc. .............................................  2,500,000        69,075,000
Cytyc Corp. (a)...........................................    500,000        12,115,000
St. Jude Medical, Inc. (a)................................  1,250,000        86,000,000
                                                                        ---------------
                                                                            296,190,000
                                                                        ---------------
HEALTH CARE FACILITIES  4.1%
HCA, Inc. ................................................  3,000,000       137,220,000
Health Management Associates, Inc., Class A (a)...........  1,500,000        29,925,000
HEALTHSOUTH Corp. (a).....................................  2,250,000        40,680,000
Laboratory Corp. of American Holdings (a).................    500,000        38,950,000
Quest Diagnostics, Inc. (a)...............................    900,000        56,385,000
Tenet Healthcare Corp. (a)................................  2,500,000       138,550,000
Universal Health Services, Inc., Class B (a)..............    350,000        16,555,000
                                                                        ---------------
                                                                            458,265,000
                                                                        ---------------
HEALTH CARE SUPPLIES  0.6%
Allergan, Inc. ...........................................  1,000,000        72,250,000
                                                                        ---------------

HOME IMPROVEMENT RETAIL  2.9%
Home Depot, Inc. .........................................  1,500,000        68,925,000
Lowe's Co., Inc. .........................................  7,000,000       260,400,000
                                                                        ---------------
                                                                            329,325,000
                                                                        ---------------
HOMEBUILDING  0.5%
Centex Corp. .............................................    750,000        32,850,000
Lennar Corp. .............................................    500,000        22,275,000
                                                                        ---------------
                                                                             55,125,000
                                                                        ---------------
HOUSEHOLD PRODUCTS  0.8%
Procter & Gamble Co. .....................................  1,250,000        92,687,500
                                                                        ---------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
INDUSTRIAL CONGLOMERATES  1.2%
Mirant Corp. (a)..........................................  1,000,000   $    28,650,000
Tyco International Ltd. (Bermuda).........................  2,000,000       103,900,000
                                                                        ---------------
                                                                            132,550,000
                                                                        ---------------
INTEGRATED OIL & GAS  0.5%
Phillips Petroleum Co. ...................................  1,000,000        57,500,000
                                                                        ---------------

INTERNET RETAIL  1.0%
eBay, Inc. (a)............................................  2,000,000       112,460,000
                                                                        ---------------

INTERNET SOFTWARE & SERVICES  0.2%
EarthLink, Inc. (a).......................................  1,500,000        20,265,000
                                                                        ---------------

IT CONSULTING & SERVICES  2.1%
Affiliated Computer Services, Inc., Class A (a)...........    750,000        61,327,500
Check Point Software Technologies Ltd. (Israel) (a).......  1,000,000        31,990,000
Electronic Data Systems Corp. ............................  2,000,000       117,960,000
SunGard Data Systems, Inc. (a)............................  1,000,000        23,650,000
                                                                        ---------------
                                                                            234,927,500
                                                                        ---------------
LEISURE PRODUCTS  0.3%
Mattel, Inc. (a)..........................................  2,000,000        35,980,000
                                                                        ---------------

MANAGED HEALTH CARE  2.5%
Manor Care, Inc. (a)......................................  1,000,000        28,130,000
UnitedHealth Group, Inc. .................................  2,500,000       170,150,000
Wellpoint Health Networks, Inc. (a).......................    750,000        79,860,000
                                                                        ---------------
                                                                            278,140,000
                                                                        ---------------
MOTORCYCLE MANUFACTURERS  0.8%
Harley-Davidson, Inc. ....................................  1,800,000        87,462,000
                                                                        ---------------

MOVIES & ENTERTAINMENT  0.7%
Viacom, Inc., Class B (a).................................  1,750,000        74,200,000
                                                                        ---------------

MULTI-LINE INSURANCE  0.5%
American International Group, Inc. .......................    750,000        58,650,000
                                                                        ---------------

OIL & GAS EQUIPMENT & SERVICES  2.5%
Baker Hughes, Inc. .......................................  3,500,000       115,290,000
BJ Services Co. (a).......................................  3,000,000        67,290,000
Halliburton Co. ..........................................  2,500,000        69,650,000
Weatherford International, Inc. (a).......................  1,000,000        33,270,000
                                                                        ---------------
                                                                            285,500,000
                                                                        ---------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
OIL & GAS EXPLORATION & PRODUCTION  0.9%
Anadarko Petroleum Corp. .................................  1,000,000   $    51,750,000
Apache Corp. .............................................  1,000,000        46,930,000
                                                                        ---------------
                                                                             98,680,000
                                                                        ---------------
PACKAGED FOODS  0.2%
H.J. Heinz Co. ...........................................    500,000        22,590,000
                                                                        ---------------

PAPER PACKAGING  0.2%
Temple-Inland, Inc. ......................................    300,000        17,508,000
                                                                        ---------------

PHARMACEUTICALS  7.3%
Abbott Laboratories.......................................    500,000        24,850,000
AdvancePCS (a)............................................  1,000,000        74,960,000
Andrx Group (a)...........................................    400,000        28,116,000
Barr Laboratories, Inc. (a)...............................    750,000        62,805,000
Biovail Corp. (Canada) (a)................................    750,000        34,575,000
Elan Corp PLC--ADR (Ireland) (a)..........................    500,000        25,975,000
Forest Laboratories, Inc. (a).............................  2,000,000       146,020,000
IVAX Corp. (a)............................................  1,562,500        52,593,750
Johnson & Johnson.........................................  2,750,000       144,952,500
King Pharmaceuticals, Inc. (a)............................  2,500,000       108,125,000
Mylan Laboratories, Inc. .................................    289,500         9,550,605
SICOR, Inc. (a)...........................................  1,000,000        23,600,000
Teva Pharmaceutical Industries Ltd.--ADR (Israel).........  1,250,000        88,875,000
                                                                        ---------------
                                                                            824,997,855
                                                                        ---------------
PROPERTY & CASUALTY INSURANCE  0.5%
MBIA, Inc. ...............................................    675,000        36,456,750
MGIC Investment Corp. ....................................    250,000        17,475,000
                                                                        ---------------
                                                                             53,931,750
                                                                        ---------------
RAILROADS  0.2%
CSX Corp. ................................................    500,000        17,670,000
                                                                        ---------------

RESTAURANTS  0.3%
Darden Restaurants, Inc. .................................  1,000,000        28,620,000
                                                                        ---------------

SEMICONDUCTOR EQUIPMENT  2.0%
Applied Materials, Inc. (a)...............................  1,500,000        64,635,000
Cabot Microelectronics Corp. (a)..........................    750,000        52,537,500
KLA-Tencor Corp. (a)......................................  1,250,000        61,425,000
Novellus Systems, Inc. (a)................................  1,000,000        44,310,000
                                                                        ---------------
                                                                            222,907,500
                                                                        ---------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
SEMICONDUCTORS  6.8%
Altera Corp. (a)..........................................  3,000,000   $    85,200,000
Analog Devices, Inc. (a)..................................  1,050,000        50,169,000
Cypress Semiconductor Corp. (a)...........................    500,000        10,805,000
Intel Corp. ..............................................  3,000,000        83,880,000
Linear Technology Corp. ..................................  2,000,000        82,160,000
LSI Logic Corp. (a).......................................  2,500,000        50,625,000
Microchip Technology, Inc. (a)............................  3,000,000       107,070,000
National Semiconductor Corp. (a)..........................  2,000,000        66,100,000
NVIDIA Corp. (a)..........................................  1,000,000        84,710,000
RF Micro Devices, Inc. (a)................................  3,500,000        89,110,000
Texas Instruments, Inc. ..................................  1,750,000        57,925,000
                                                                        ---------------
                                                                            767,754,000
                                                                        ---------------
SOFT DRINKS  0.5%
PepsiCo, Inc. ............................................  1,250,000        58,750,000
                                                                        ---------------

SPECIALTY CHEMICALS  0.4%
Sigma-Aldrich Corp. ......................................  1,000,000        45,610,000
                                                                        ---------------

SPECIALTY STORES  2.2%
Barnes & Noble, Inc. (a)..................................  1,000,000        40,470,000
Bed Bath & Beyond, Inc. (a)...............................  4,500,000       129,825,000
Office Depot, Inc. (a)....................................  1,500,000        20,850,000
Venator Group, Inc. (a)...................................  1,500,000        26,925,000
Williams-Sonoma, Inc. (a).................................    750,000        23,850,000
                                                                        ---------------
                                                                            241,920,000
                                                                        ---------------
STEEL  0.2%
Cerner Corp. (a)..........................................    500,000        24,245,000
                                                                        ---------------

SYSTEMS SOFTWARE  1.8%
Computer Associates International, Inc. ..................  2,000,000        62,100,000
Intuit, Inc. (a)..........................................    800,000        30,224,000
Microsoft Corp. (a).......................................  1,000,000        57,050,000
Networks Associates, Inc. (a).............................  1,500,000        23,775,000
Oracle Corp. (a)..........................................  2,500,000        30,525,000
                                                                        ---------------
                                                                            203,674,000
                                                                        ---------------
TELECOMMUNICATIONS EQUIPMENT  2.4%
Advanced Fibre Communications, Inc. (a)...................  2,250,000        54,562,500
Andrew Corp. (a)..........................................    750,000        15,255,000
Motorola, Inc. ...........................................  5,000,000        87,000,000
QUALCOMM, Inc. (a)........................................  2,000,000       117,700,000
                                                                        ---------------
                                                                            274,517,500
                                                                        ---------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                            MARKET
DESCRIPTION                                                  SHARES          VALUE
WIRELESS TELECOMMUNICATION SERVICES  0.6%
Sprint Corp. (PCS Group) (a)..............................  2,500,000   $    62,450,000
                                                                        ---------------

TOTAL LONG-TERM INVESTMENTS  89.8%
  (Cost $10,143,705,599).............................................    10,094,297,705
                                                                        ---------------

SHORT-TERM INVESTMENTS  11.7%
REPURCHASE AGREEMENTS  8.1%
BankAmerica Securities ($477,010,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 08/31/01, to
  be sold on 09/04/01 at $477,203,984)...............................       477,010,000
State Street Bank & Trust Co. ($132,342,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  08/31/01, to be sold on 09/04/01 at $132,395,231)..................       132,342,000
UBS Securities ($300,803,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/31/01, to be sold on
  09/04/01 at $300,924,658)..........................................       300,803,000
                                                                        ---------------

TOTAL REPURCHASE AGREEMENTS..........................................       910,155,000
                                                                        ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  3.6%
Federal Home Loan Bank Consolidated Discount Notes
  ($200,000,000 par, yielding 3.581%, 09/04/01 maturity).............       199,940,333
Federal Home Loan Mortgage Discount Notes
  ($200,000,000 par, yielding 3.619%, 09/11/01 maturity).............       199,799,167
                                                                        ---------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.............................       399,739,500
                                                                        ---------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,309,894,500)..............................................     1,309,894,500
                                                                        ---------------

TOTAL INVESTMENTS  101.5%
  (Cost $11,453,600,099).............................................    11,404,192,205
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.5%)........................      (168,015,193)
                                                                        ---------------
NET ASSETS  100.0%...................................................   $11,236,177,012
                                                                        ===============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2001

ASSETS:
Total Investments (Cost $11,453,600,099)....................  $11,404,192,205
Receivables:
  Investments Sold..........................................      178,557,558
  Fund Shares Sold..........................................       20,898,910
  Dividends.................................................        3,838,375
  Interest..................................................           92,218
Other.......................................................          456,128
                                                              ---------------
    Total Assets............................................   11,608,035,394
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      325,142,490
  Fund Shares Repurchased...................................       30,356,775
  Distributor and Affiliates................................        8,043,894
  Investment Advisory Fee...................................        4,324,444
  Custodian Bank............................................           73,812
Accrued Expenses............................................        3,422,862
Trustees' Deferred Compensation and Retirement Plans........          494,105
                                                              ---------------
    Total Liabilities.......................................      371,858,382
                                                              ---------------
NET ASSETS..................................................  $11,236,177,012
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $14,884,971,438
Accumulated Net Investment Loss.............................         (488,734)
Net Unrealized Depreciation.................................      (49,407,894)
Accumulated Net Realized Loss...............................   (3,598,897,798)
                                                              ---------------
NET ASSETS..................................................  $11,236,177,012
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $6,251,398,493 and 144,788,999 shares of
    beneficial interest issued and outstanding).............  $         43.18
    Maximum sales charge (5.75%* of offering price).........             2.63
                                                              ---------------
    Maximum offering price to public........................  $         45.81
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,904,725,049 and 102,646,602 shares of
    beneficial interest issued and outstanding).............  $         38.04
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,038,471,655 and 26,628,054 shares of
    beneficial interest issued and outstanding).............  $         39.00
                                                              ===============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $41,581,815 and 960,988 shares of
    beneficial interest issued and outstanding).............  $         43.27
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2001

INVESTMENT INCOME:
Interest....................................................  $    106,234,234
Dividends (Net of foreign withholding taxes of $74,420).....        39,560,931
                                                              ----------------
    Total Income............................................       145,795,165
                                                              ----------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C of $18,943,114, $53,593,773, $14,017,674,
  respectively).............................................        86,554,561
Investment Advisory Fee.....................................        64,711,576
Shareholder Services........................................        31,373,015
Custody.....................................................           933,673
Legal.......................................................           512,373
Trustees' Fees and Related Expenses.........................           100,974
Other.......................................................         7,907,752
                                                              ----------------
    Total Expenses..........................................       192,093,924
    Less Credits Earned on Cash Balances....................           136,212
                                                              ----------------
    Net Expenses............................................       191,957,712
                                                              ----------------
NET INVESTMENT LOSS.........................................  $    (46,162,547)
                                                              ================
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (3,448,142,544)
                                                              ----------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     7,966,616,814
  End of the Period.........................................       (49,407,894)
                                                              ----------------
Net Unrealized Depreciation During the Period...............    (8,016,024,708)
                                                              ----------------
NET REALIZED AND UNREALIZED LOSS............................  $(11,464,167,252)
                                                              ================
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(11,510,329,799)
                                                              ================

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended August 31, 2001 and 2000

                                                      YEAR ENDED         YEAR ENDED
                                                   AUGUST 31, 2001     AUGUST 31, 2000
                                                   -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss............................... $    (46,162,547)   $  (101,776,254)
Net Realized Gain/Loss............................   (3,448,142,544)     3,031,313,004
Net Unrealized Appreciation/Depreciation During
  the Period......................................   (8,016,024,708)     5,795,007,115
                                                   ----------------    ---------------
Change in Net Assets from Operations..............  (11,510,329,799)     8,724,543,865
                                                   ----------------    ---------------

Distributions from and in Excess of Net Realized
  Gain:
  Class A Shares..................................   (1,652,347,213)      (682,247,093)
  Class B Shares..................................   (1,199,200,277)      (512,732,791)
  Class C Shares..................................     (309,604,985)       (89,607,163)
  Class D Shares..................................      (11,616,723)               -0-
                                                   ----------------    ---------------
Total Distributions...............................   (3,172,769,198)    (1,284,587,047)
                                                   ----------------    ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................  (14,683,098,997)     7,439,956,818
                                                   ----------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................    5,666,029,561     13,942,920,123
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................    2,756,482,202      1,137,089,896
Cost of Shares Repurchased........................   (3,622,804,851)    (8,861,530,255)
                                                   ----------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................    4,799,706,912      6,218,479,764
                                                   ----------------    ---------------
TOTAL INCREASE/DECREASE IN NET ASSETS.............   (9,883,392,085)    13,658,436,582
NET ASSETS:
Beginning of the Period...........................   21,119,569,097      7,461,132,515
                                                   ----------------    ---------------
End of the Period (Including accumulated net
  investment loss of $488,734 and $480,449,
  respectively)................................... $ 11,236,177,012    $21,119,569,097
                                                   ================    ===============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED AUGUST 31,
CLASS A SHARES                   ---------------------------------------------------------
                                 2001(a)      2000(a)     1999(a)     1998(a)       1997
                                 ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................... $ 109.19    $   60.00    $  36.13    $  40.84    $  34.35
                                 --------    ---------    --------    --------    --------
  Net Investment Income/Loss....      .03         (.32)       (.23)       (.21)       (.13)
  Net Realized and Unrealized
    Gain/Loss...................   (51.18)       58.81       26.41        (.75)       8.17
                                 --------    ---------    --------    --------    --------
Total from Investment
  Operations....................   (51.15)       58.49       26.18        (.96)       8.04
Less Distributions from and in
  Excess of Net Realized Gain...    14.86         9.30        2.31        3.75        1.55
                                 --------    ---------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD........................ $  43.18    $  109.19    $  60.00    $  36.13    $  40.84
                                 ========    =========    ========    ========    ========

Total Return (b)................  -51.22%      104.41%      75.10%      -2.19%      24.44%
Net Assets at End of the Period
  (In millions)................. $6,251.4    $11,527.6    $4,156.4    $1,990.8    $1,970.7
Ratio of Expenses to Average Net
  Assets (c)....................     .93%         .87%        .97%       1.00%       1.05%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (c)....................     .04%         (35%)     (0.45%)     (0.50%)     (0.30%)
Portfolio Turnover..............     148%         110%        124%        103%         92%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED AUGUST 31,
CLASS B SHARES                     --------------------------------------------------------
                                   2001(a)     2000(a)     1999(a)     1998(a)       1997
                                   --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.......................... $  99.32    $  55.56    $  33.84    $  38.79    $  32.94
                                   --------    --------    --------    --------    --------
  Net Investment Loss.............     (.41)       (.93)       (.57)       (.52)       (.27)
  Net Realized and Unrealized
    Gain/Loss.....................   (46.01)      53.99       24.60        (.68)       7.67
                                   --------    --------    --------    --------    --------
Total from Investment
  Operations......................   (46.42)      53.06       24.03       (1.20)       7.40
Less Distributions from and in
  Excess of Net Realized Gain.....    14.86        9.30        2.31        3.75        1.55
                                   --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD.......................... $  38.04    $  99.32    $  55.56    $  33.84    $  38.79
                                   ========    ========    ========    ========    ========

Total Return (b)..................  -51.60%     102.85%      73.78%      -2.98%      23.51%
Net Assets at End of the Period
  (In millions)................... $3,904.7    $7,648.0    $2,850.2    $1,357.6    $1,220.4
Ratio of Expenses to Average Net
  Assets (c)......................    1.71%       1.63%       1.74%       1.79%       1.85%
Ratio of Net Investment Loss to
  Average Net Assets (c)..........    (.74%)     (1.12%)     (1.22%)     (1.29%)     (1.10%)
Portfolio Turnover................     148%        110%        124%        103%         92%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED AUGUST 31,
CLASS C SHARES                          ----------------------------------------------------
                                        2001(a)     2000(a)     1999(a)    1998(a)     1997
                                        ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................... $ 101.30    $  56.52    $34.39     $39.35     $33.38
                                        --------    --------    ------     ------     ------
  Net Investment Loss..................     (.41)       (.95)     (.58)      (.52)      (.27)
  Net Realized and Unrealized
    Gain/Loss..........................   (47.03)      55.03     25.02       (.69)      7.79
                                        --------    --------    ------     ------     ------
Total from Investment Operations.......   (47.44)      54.08     24.44      (1.21)      7.52
Less Distributions from and in Excess
  of Net Realized Gain.................    14.86        9.30      2.31       3.75       1.55
                                        --------    --------    ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD..... $  39.00    $ 101.30    $56.52     $34.39     $39.35
                                        ========    ========    ======     ======     ======

Total Return (b).......................  -51.60%     102.91%    73.79%     -2.96%     23.56%
Net Assets at End of the Period (In
  millions)............................ $1,038.5    $1,944.0    $454.5     $164.7     $139.9
Ratio of Expenses to Average Net Assets
  (c)..................................    1.70%       1.64%     1.74%      1.79%      1.85%
Ratio of Net Investment Loss to Average
  Net Assets (c).......................    (.73%)     (1.11%)   (1.21%)    (1.29%)    (1.10%)
Portfolio Turnover.....................     148%        110%      124%       103%        92%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 OCTOBER 17, 2000
                                                                  (COMMENCEMENT
                                                                  OF INVESTMENT
                       CLASS D SHARES                             OPERATIONS) TO
                                                                AUGUST 31, 2001(a)
                                                                ------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................         $ 97.10
                                                                     -------
  Net Investment Income.....................................             .17
  Net Realized and Unrealized Loss..........................          (39.14)
                                                                     -------
Total from Investment Operations............................          (38.97)
Less Distributions from and in Excess of Net Realized
  Gain......................................................           14.86
                                                                     -------
NET ASSET VALUE, END OF THE PERIOD..........................         $ 43.27
                                                                     =======

Total Return (b)............................................        -45.03%*
Net Assets at End of the Period (In millions)...............         $  41.6
Ratio of Expenses to Average Net Assets.....................            .72%
Ratio of Net Investment Income to Average Net Assets........            .33%
Portfolio Turnover..........................................            148%

* Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is capital appreciation. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B, Class C and Class D Shares commenced on April 20, 1992, July 6, 1993 and October 17, 2000, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At August 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $11,485,078,504; the aggregate gross unrealized appreciation is $625,610,481 and the aggregate gross unrealized depreciation is $706,496,780, resulting in net unrealized depreciation on long- and short-term investments of $80,886,299.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the August 31, 2001 fiscal year have been identified and appropriately reclassified. A permanent book and tax difference relating to a net operating loss, in the amount of $46,154,262 was reclassified from accumulated net investment loss to capital. Also, a permanent difference of $6,527 has been reclassified from accumulated net realized loss to capital.

F. EXPENSE REDUCTIONS During the year ended August 31, 2001, the Fund's custody fee was reduced by $136,212 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $350 million..........................................       .575%
Next $350 million...........................................       .525%
Next $350 billion...........................................       .475%
Over $1.05 billion..........................................       .425%

    For the year ended August 31, 2001, the Fund recognized expenses of approximately $512,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2001, the Fund recognized expenses of approximately $743,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other Expenses" in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2001, the Fund recognized expenses of approximately $25,952,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $346,026 are included in "Other Assets" on the Statement of Assets and Liabilities at August 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended August 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW, Inc., ("Morgan Stanley") an affiliate of Van Kampen, totalling $360,387.

3. CAPITAL TRANSACTIONS

At August 31, 2001, capital aggregated $7,725,672,728, $5,315,632,520,
$1,755,608,543 and $88,057,647 for Classes A, B, C, and D, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   51,259,254    $ 3,298,515,469
  Class B.............................................   28,640,051      1,677,494,652
  Class C.............................................    9,390,574        582,892,045
  Class D.............................................    1,282,952        107,127,395
                                                        -----------    ---------------
Total Sales...........................................   90,572,831    $ 5,666,029,561
                                                        ===========    ===============
Dividend Reinvestment:
  Class A.............................................   22,355,224    $ 1,416,628,946
  Class B.............................................   19,174,255      1,080,362,949
  Class C.............................................    4,289,938        247,873,584
  Class D.............................................      182,509         11,616,723
                                                        -----------    ---------------
Total Dividend Reinvestment...........................   46,001,926    $ 2,756,482,202
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (34,402,482)   $(2,083,586,691)
  Class B.............................................  (22,168,177)    (1,171,890,520)
  Class C.............................................   (6,243,009)      (336,811,997)
  Class D.............................................     (504,473)       (30,515,643)
                                                        -----------    ---------------
Total Repurchases.....................................  (63,318,141)   $(3,622,804,851)
                                                        ===========    ===============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    At August 31, 2000, capital aggregated $5,119,797,181, $3,745,706,944, and
$1,265,921,190 for Classes A, B, and C, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                         SHARES            VALUE
Sales:
  Class A...........................................   119,635,633    $ 9,881,218,487
  Class B...........................................    35,148,565      2,951,947,468
  Class C...........................................    12,769,795      1,109,754,168
                                                      ------------    ---------------
Total Sales.........................................   167,553,993    $13,942,920,123
                                                      ============    ===============
Dividend Reinvestment:
  Class A...........................................     7,839,482    $   590,861,726
  Class B...........................................     6,861,910        472,991,465
  Class C...........................................     1,041,922         73,236,705
                                                      ------------    ---------------
Total Dividend Reinvestment.........................    15,743,314    $ 1,137,089,896
                                                      ============    ===============
Repurchases:
  Class A...........................................   (91,172,518)   $(7,276,818,708)
  Class B...........................................   (16,310,933)    (1,365,261,654)
  Class C...........................................    (2,662,437)      (219,449,893)
                                                      ------------    ---------------
Total Repurchases...................................  (110,145,888)   $(8,861,530,255)
                                                      ============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the Shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2001 and 2000, 4,363,567 and 6,215,105 Class B Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    Class D Shares commenced operations on October 17, 2000. On October 17, 2000, 757,081 Class A Shares converted to Class D Shares and are shown in the above table as sales of Class D Shares and repurchases of Class A Shares. Class D Shares do not possess a conversion feature.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................   5.00%              1.00%
Second....................................................   4.00%               None
Third.....................................................   3.00%               None
Fourth....................................................   2.50%               None
Fifth.....................................................   1.50%               None
Sixth and Thereafter......................................    None               None

    For the year ended August 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $5,728,400 and CDSC on redeemed shares of approximately $9,337,100. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $21,303,568,920 and $19,495,368,357, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 2001, are payments retained by Van Kampen of approximately $50,341,300 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $2,132,100.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Emerging Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Emerging Growth Fund (the "Fund"), as of August 31, 2001, and the related statements of operations for the year then ended, and the changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Fund for each of the three years in the period ended August 31, 1999 were audited by other auditors whose report dated October 6, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures were replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
October 5, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distribution paid by the Fund during its taxable year ended August 31, 2001. The Fund designated and paid $3,172,762,671 as a long-term capital gain distribution. For corporate shareholders, 0% of the distributions qualify for the dividend received reductions. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
16, 116, 216, 516                                               Member NASD/SIPC
EMG ANR 10/01                                                   3874J01-AP-10/01